Supplement to the
Spartan® Index Funds Spartan Real Estate Index Fund
Institutional Class
September 29, 2015 Summary Prospectus
As Revised October 30, 2015

Effective June 14, 2016, Spartan Real Estate Index Fund will be renamed Fidelity® Real Estate Index Fund.

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Average Annual Returns."

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2015	Past 1 year	Life of classA
Institutional Class
Return Before Taxes	4.39%	12.87%
Return After Taxes on Distributions	3.72%	12.24%
Return After Taxes on Distributions and Sale of Fund Shares	2.98%	10.18%
Dow Jones U.S. Select Real Estate Securities IndexSM (reflects no deduction for fees, expenses, or taxes)	4.46%	13.00%

A From September 8, 2011.

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

You may buy or sell shares through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional.

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

URX-I-SUM-16-02  June 14, 2016
1.9870405.101
Initial Purchase Minimum	$5 million

The fund may waive or lower purchase minimums in other circumstances.

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Tax Information".

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).